BALANCE SHEETS (Unaudited for June 30, 2014) (USD $)	Jun. 30, 2014	Dec. 31, 2013
CURRENT ASSETS
Cash	$ 447,832	$ 213,156
Accounts receivable	316,633	26,422
Inventory, net of inventory allowance	657,031	390,127
Prepaid expenses	4,665	7,500
Other current assets	3,500	3,500
TOTAL CURRENT ASSETS	1,429,661	640,705
OTHER ASSETS
Fixed assets	5,976
TOTAL OTHER ASSETS	5,976
TOTAL ASSETS	1,435,637	640,705
CURRENT LIABILITIES
Accounts payable and accrued liabilities	220,315	275,475
Unearned revenue	6,280	1,482
TOTAL CURRENT LIABILITIES	226,595	276,957
TOTAL LIABILITIES	226,595	276,957
STOCKHOLDERS' EQUITY
Common shares	77,381	72,367
Additional paid in capital	15,010,096	11,969,774
Accumulated Deficit	(13,878,435)	(11,678,393)
TOTAL STOCKHOLDERS' EQUITY	1,209,042	363,748
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,435,637	$ 640,705